EXHIBIT 10.10
Execution version

THIRD AMENDING AGREEMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 15, 2022

ALTALINK, L.P.

as Borrower

- and -

ALTALINK MANAGEMENT LTD.

as General Partner

- and -

THE BANK OF NOVA SCOTIA

as Administrative Agent of the Lenders, Co-Lead Arranger and Co-Bookrunner

- and -

ROYAL BANK OF CANADA

as Syndication Agent, Co-Lead Arranger and Co-Bookrunner

- and -

BANK OF MONTREAL AND NATIONAL BANK OF CANADA

as Co-Documentation Agents

- and -

THE BANK OF NOVA SCOTIA, ROYAL BANK OF CANADA, BANK OF MONTREAL, NATIONAL BANK OF CANADA, THE TORONTO-DOMINION BANK AND ATB FINANCIAL,

as Lenders

THIRD AMENDING AGREEMENT TO THE FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 15, 2022 among AltaLink, L.P., as Borrower, AltaLink Management Ltd., as General Partner, The Bank of Nova Scotia as Administrative Agent of the Lenders (the “Administrative Agent”), Co-Lead Arranger and Co-Bookrunner, Royal Bank of Canada as Syndication Agent, Co-Lead Arranger and Co-Bookrunner, Bank of Montreal and National Bank of Canada as Co-Documentation Agents and each of The Bank of Nova Scotia, Royal Bank of Canada, Bank of Montreal, National Bank of Canada, The Toronto-Dominion Bank and ATB Financial, as Lenders.

RECITALS

WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, the Administrative Agent and the other parties hereto are parties to a Fifth Amended and Restated Credit Agreement made as of January 24, 2020, as amended by a first amending agreement dated as of May 17, 2021 and a second amending agreement dated as of December 15, 2021 (the “Credit Agreement”);

AND WHEREAS the Borrower, the General Partner, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1    Definitions

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE 2
AMENDMENTS

2.1    Amendments to Credit Agreement

The Credit Agreement is hereby amended as follows:

(a)The definition of “Fee Letter” contained in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

“Fee Letter” means the eighth amended and restated fee letter entered into between BNS, the Borrower and the General Partner dated December 15, 2022, as such fee letter may be amended, restated supplemented or otherwise modified from time to time.

(b)    The definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

“Maturity Date” means December 15, 2027, as may be extended pursuant to Subsection 5.2(b).

ARTICLE 3
CONDITIONS PRECEDENT

3.1    Conditions Precedent

This Third Amending Agreement shall become effective if and when:

(a)the Administrative Agent shall have received this Third Amending Agreement duly executed and delivered by the Administrative Agent, the Lenders, the Borrower and the General Partner;

(b)no Event of Default shall have occurred and be continuing; and

(c)the Borrower shall have paid all fees and expenses in connection with this Third Amending Agreement including those set out in the Fee Letter.

The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1    Representations and Warranties True and Correct; No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Third Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Credit Agreement and each of the other Credit Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLE 5
MISCELLANEOUS

5.1    No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Credit Agreement and all Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. The execution, delivery and effectiveness of the waiver and amendments in this Third Amending

Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Credit Agreement.

5.2    Time

Time is of the essence in the performance of the parties’ respective obligations in this Third Amending Agreement.

5.3    Governing Law

This Third Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

5.4    Successors and Assigns

This Third Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Administrative Agent or any Lender. Nothing in this Third Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Third Amending Agreement.

5.5    Counterparts

This Third Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.

[Remainder of page intentionally left blank – signature pages follow]

IN WITNESS OF WHICH the parties hereto have duly executed this Third Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK MANAGEMENT LTD., in its capacity as General Partner of ALTALINK, L.P.

By:	/s/ David Koch
Name: David Koch
Title: Executive Vice President and CFO

By:	/s/ Christopher J. Lomore
Name: Christopher J. Lomore
Title: Vice President, Treasurer

ALTALINK MANAGEMENT LTD.
By:	/s/ David Koch
Name: David Koch
Title: Executive Vice President and CFO

By:	/s/ Christopher J. Lomore
Name: Christopher J. Lomore
Title: Vice President, Treasurer

THE BANK OF NOVA SCOTIA, as Administrative Agent, Co-Lead Arranger and Co-Bookrunner

By:	/s/ Clement Yu
Name: Clement Yu
Title: Director

By:	/s/ Venita Ramjattan
Name: Venita Ramjattan
Title: Associate

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Kirt Millwood
Name: Kirt Millwood
Title: Managing Director & Head

By:	/s/ Mathieu Leroux
Name: Mathieu Leroux
Title: Director

ROYAL BANK OF CANADA, as Syndication Agent, Co-Lead Arranger, and Co-Bookrunner

By:	/s/ David Gazley
Name: David Gazley
Title: Authorized Signatory

ROYAL BANK OF CANADA, as Lender
By:	/s/ David Gazley
Name: David Gazley
Title: Authorized Signatory

BANK OF MONTREAL, as Co-Documentation Agent
By:	/s/ Steven Patchet
Name: Steven Patchet
Title: Director

By:
Name:
Title:

BANK OF MONTREAL, as Lender
By:	/s/ Steven Patchet
Name: Steven Patchet
Title: Director

By:
Name:
Title:

NATIONAL BANK OF CANADA, as Co-Documentation Agent
By:	/s/ James Dexter
Name: James Dexter
Title: Authorized Signatory

By:	/s/ Tara Yates
Name: Tara Yates
Title: Authorized Signatory

NATIONAL BANK OF CANADA, as Lender
By:	/s/ James Dexter
Name: James Dexter
Title: Authorized Signatory

By:	/s/ Tara Yates
Name: Tara Yates
Title: Authorized Signatory

THE TORONTO-DOMINION BANK, as Lender
By:	/s/ Andrew Rytel
Name: Andrew Rytel
Title: Director

By:	/s/ David Manii
Name: David Manii
Title: Managing Director

ATB FINANCIAL, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Director

By:	/s/ Amber Busby
Name: Amber Busby
Title: Associate Director